SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 1, 2000
                                                         ---------------

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                                  ------------
                 (State or other jurisdiction of incorporation)

         0-14841                                         22-2476703
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (609) 386-2500
                                                --------------

ITEM 5      OTHER EVENTS

            Franklin Electronic Publishers, Incorporated announced that effective January 1, 2000, Bernard Goldstein resigned from Franklin's Board of Directors. Mr. Goldstein, 69, served on Franklin's Board since June 1989 and had been a member of Franklin's Stock Option and Compensation Committee since 1992.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                    By /s/ Gregory J. Winsky
                                       -------------------------------
                                       Name:  Gregory J. Winsky
                                       Title: Executive Vice President

Date: January 3, 2000